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                                                                   Exhibit 99.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Lodgian, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Cartoon, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and after reasonable inquiry:

                  3.       The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             LODGIAN, INC.

                                             By: /s/  RICHARD CARTOON
                                                -------------------------------
                                                         RICHARD CARTOON
                                                  Executive Vice President and
                                                    Chief Financial Officer